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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ---------

                                    FORM 8-K
                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                        Securities Exchange Act of 1934

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               Date of the Earliest Event Reported: June 13, 1997

                        National Propane Partners, L.P.
             (Exact name of Registrant as specified in its charter)

           Delaware                       1-11867                42-1453040
(State or other jurisdiction of    (Commission File No.)      (I.R.S. Employer
incorporation or organization)                               Identification No.)

                  Suite 1700, IES Tower, 200 1st Street, S.E.
                         Cedar Rapids, Iowa 52401-1409
              (Address of principal executive offices) (Zip Code)

                                 (319) 365-1550
              (Registrant's telephone number, including area code)

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Item 7. Financial Statements and Exhibits

          Filed herewith are certain agreements and documents entered into by or otherwise relating to the Registrant and its subsidiaries.

      (c) Exhibits.

          10.18 Employment Agreement, dated June 13, 1997, between National Propane Corporation and Martin A. Woods.

          10.19 Employment Agreement, dated as of March 11, 1997 (executed July 20, 1997), between National Propane Corporation and Ronald R. Rominiecki.

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                                   SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            NATIONAL PROPANE PARTNERS, L.P.

                                            By: NATIONAL PROPANE CORPORATION,
                                                AS MANAGING GENERAL PARTNER


                                            By: /s/ Ronald R. Rominiecki
                                                --------------------------------
                                                Name:  Ronald R. Rominiecki
                                                Title: Senior Vice President and
                                                       Chief Financial Officer

Date: August 14, 1997

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                                 EXHIBIT INDEX

Exhibit No.                       Description                           Page No.
-----------                       -----------                           --------
   10.18     Employment Agreement, dated June 13, 1997, between
             National Propane Corporation and Martin A. Woods.

   10.19     Employment Agreement, dated as of March 11, 1997
             (executed July 20, 1997), between National Propane
             Corporation and Ronald R. Rominiecki.

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